Exhibit 10.4

                            FIRST AMENDMENT TO LEASE

      This First Amendment to Lease ("Amendment") is made and entered into as of June 28, 2002, by and between Los Angeles Media Tech Center, LLC, a Delaware limited liability company ("Landlord"), and Playboy Enterprises, Inc., a Delaware corporation ("Tenant").

                                    RECITALS

      Landlord and Tenant are parties to that certain Industrial Net Lease dated April 23, 2002 ("Lease"). Pursuant to the terms and conditions of the Lease, the Premises were to be re-measured prior to the Commencement Date and restated in the Lease. The Premises have now been re-measured and the parties intend to set forth the correct size of the Premises, pursuant to Section 1.2 of the Lease, the correct Base Rent, as set forth in Section 1.4 of the Lease, and the correct Tenant's Share of Operating Percentages, as set forth in Section 1.5 of the Lease.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. Premises. The Premises have been measured pursuant to the BOMA Standard set forth in Section 2.1 of the Lease and pursuant to Section 1.2 of the Lease the Premises are now deemed to be 63,049 square feet for all purposes including, without limtation, the calculation of the Tenant Improvement Allowance..

      2. Base Rent. The Base Rent for the Premises, pursuant to Section 1.4 of the Lease is $104,030.85.

      3. Tenant's Share of Operating Expenses. Tenant's Share of Operating Expenses, pursuant to Section 1.5 is as follows:

         (a) Common Area Operating Expenses:              15.8%
         (b) Building Operating Expenses:                74.87%

      4. Rent Adjustment Addendum. The Rent Adjustment Addendum to the Lease is hereby amended so that the Base Rent for the Adjustment Periods is as set forth below:

      $104,030.85 shall be the monthly Base Rent for Period One.

      $111,596.73 shall be the monthly Base Rent for Period Two.

      $120,423.59 shall be the monthly Base Rent for Period Three.

      $129,250.45 shall be the monthly Base Rent for Period Four.

      5. Reaffirmation. Except as otherwise provided in this Amendment, all other terms and conditions of the Lease shall remain the same and the Lease shall remain in full force and effect.

                         [signatures on following page]

      IN WITNESS WHEREOF, the parties hereto have signed this Amendment as of the date first written above.

Landlord:                                        Tenant:

LOS ANGELES MEDIA TECH CENTER, LLC,              PLAYBOY ENTERPRISES, INC.,
a Delaware limited liability company             a Delaware corporation

By:  LEGACY PARTNERS 2361, L.P.,                 By:  /s/ Linda Havard
      a California limited partnership             -----------------------------

                                                 Name:  Linda Havard
                                                      --------------------------

     By: /s/ Bill Shubin                         Title:  CFO
        ---------------------------------              -------------------------

     Name:                                       Date:  7-1-02
          -------------------------------             --------------------------

     Title:                                      Telephone:  312-373-2620
           ------------------------------                  ---------------------

      Date:                                      Facsimile:  312-751-2818
           ------------------------------                  ---------------------

     Telephone:                                  Executed at:  Chicago, IL
               --------------------------                    -------------------

     Facsimile:
               --------------------------

     Executed at:                                By:
                 ------------------------           ----------------------------

     Address: 888 West Sixth St., Ninth Floor    Name:
               Los Angeles, CA  90017                 --------------------------

                                                 Title:
                                                      --------------------------
By:  AMB PROPERTY, L.P.,
     a Delaware limited partnership              Date:
                                                      --------------------------

     By:    AMB PROPERTY CORPORATION,
               a Maryland corporation, its general partner

        By:    /s/ Luis A. Belmonte
           -----------------------------------
        Name:  Luis A. Belmonte
             ---------------------------------
        Title: Ex. Vice President
              --------------------------------
        Date:  7/23/02
             ---------------------------------

Landlord's Address:                               Tenant's Address:

Pier 1, Bay 1                                     680 N. Lakeshore Dr.
San Francisco, CA  94111                          Chicago, IL 60611
                                                  Attn: Administrative Services

With a copy to:

Legacy Partners Commercial, Inc.
888 West Sixth St., Ninth Floor
Los Angeles, CA  90017
Attention:  Portfolio Vice President, LA Media Tech Center
Phone:   (213) 327-1105
Fax:     (213) 327-1137